UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 16, 2004


                              HANCOCK FABRICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 1 - 9482

              Delaware                                           64-0740905
     (State or other jurisdiction                            (I. R. S. Employer
   of incorporation or organization)                         Identification No.)

      One Fashion Way, Baldwyn, MS                                 38824
(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                 (662) 365-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into Material Definitive Agreement

     On December 16, 2004, Hancock Fabrics, Inc. (the "Company") entered into the Third Amendment to the Credit Agreement with Union Planters Bank, National Association and BancorpSouth Bank and the Second Amendment to the Credit Agreement with Southtrust Bank. Combined, these two credit agreements make up the Company's $50 million revolving credit agreement. The purpose of the amendments was to modify the fixed charge coverage ratio covenant required in the original agreements. The Company is not currently in default of this covenant in the original agreements; however, management believed that it would be prudent to amend the agreements to allow greater flexibility. At December 16, 2004 there was $28 million outstanding under these agreements.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)      Exhibits:

      Exhibit
      Number     Description
    -----------  ---------------------------------------------------------------

       10.1 Second Amendment to Credit Agreement between the Registrant and Southtrust Bank, dated December 16, 2004

       10.2 Third Amendment to Credit Agreement between the Registrant, Union Planters Bank, National Association and BancorpSouth Bank, dated December 16, 2004


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HANCOCK FABRICS, INC.
                                    (Registrant)

                                    By:  /s/ Bruce D. Smith
                                       ----------------------------
                                    Bruce D. Smith
                                    Senior Vice President
                                    and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



Date:  December 21, 2004

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  ---------------------------------------------------------------

     10.1 Second Amendment to Credit Agreement between the Registrant and Southtrust Bank, dated December 16, 2004

     10.2 Third Amendment to Credit Agreement between the Registrant, Union Planters Bank, National Association and BancorpSouth Bank, dated December 16, 2004